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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) September 9th, 2002


                             CARCORP USA CORPORATION
               (Exact name of Registrant as specified in charter)


         Delaware                   333-73286                     26-0003788
(State of Incorporation)       (Commission File No.)          (IRS Employer No.)


            1300 East Hillsboro Blvd #102, Deerfield Beach, FL 33441
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (888) 735-5557


             2600 NW 55 Court, Suite 234, Fort Lauderdale, FL 33309
                       (Former address since last report)

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ITEM 4.  Changes in Registrant's Certifying Accountant.
-------------------------------------------------------


The Board of Directors recently made a change to retain L.L. Bradford & Company, LLC, as the Company's accountant. On November 13th, 2002, the Board of Directors approved a resolution to engage the services of L.L. Bradford and to dismiss Merdinger, Fruchter, Rosen & Company, P.C as the Company's accountant. The Board notified Merdinger, Fruchter, Rosen & Company, P.C of their dismissal on approximately November 13th, 2002.

The reports of Merdinger, Fruchter, Rosen & Company, P.C. on the Company's financial statements for the past 2 fiscal years did not contain an adverse opinion or a disclaimer of opinion nor were the statements qualified or modified as to audit scope or accounting principles nor was the Company classified as a going concern. Further, the financial statements were not qualified or modified as to any other uncertainties.

The Company and Merdinger, Fruchter, Rosen & Company, P.C. have not, in connection with the audit of the Company's financial statements for the previous 2 fiscal years, or for any subsequent interim periods prior to and including November 13th, 2002 had any disagreements on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreement, if not resolved to Merdinger, Fruchter, Rosen & Company, P.C. 's satisfaction, would have caused Merdinger, Fruchter, Rosen & Company, P.C. make reference to the subject matter of the disagreement in connection with its reports.

On November 13th, 2002, the Company engaged the firm of L.L. Bradford & Company, L.L.C as the Company's independent auditors.

The Company had no relationship with L.L. Bradford & Company, L.L.C. required to be reported pursuant to Regulation S-B Item 304 (a) (2) during the previous 2 fiscal years, or the subsequent interim periods prior to and including November 13th, 2002.


ITEM 5.  Other Events
---------------------

Effective December 1st, 2002, Carcorp USA Corporation has moved their office to a new location. Their main office is now located at 1300 East Hillsboro Blvd #102, Deerfield Beach, FL 33441. Any future correspondence with the Company should be directed to this address.

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ITEM 6.  Resignations of Registrants Directors
----------------------------------------------

Effective September 9th, 2002, Mr. Claude Kirk resigned as director of the Company.

Effective October 20th, 2002, Mr. Robert Minson resigned as director of the Company


ITEM 7.  Exhibits
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(c)      Exhibits


16.1 Letter from Merdinger, Fruchter, Rosen & Company, P.C., dated December 18th, 2002 regarding change in accountants.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               CARCORP USA CORPORATION


                                               /s/ MICHAEL DEMEO
                                                  ------------------------------
                                               Michael DeMeo
                                               Chairman, President, CEO, and CFO
                                               Date:  12/18/02